EXHIBIT 10.2

09-0204	BARD B10DIESEL/FAIRLESS HILLS

COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF ENVIRONMENTAL PROTECTION
AIR QUALITY PROGRAM

PLAN APPROVAL

IssueDate: July 31, 2008	Effective Date: Jujy 31, 2008
Expiration Date: January 31, 2010

In accordance with the provisions of the Air Pollution Control Act, the Act of January 8, 1960, P.L. 2119, as amended, and 25 Pa. Code Chapter 127, the Owner, [and Operator if noted] (hereinafter referred to as permittee) identified below is authorized by the Department of Environmental Protection (Department) to construct, install, modify or reactivate the air emission source(s) more fully described in the site inventory list. This Facility is subject to all terms and conditions specified in this plan approval. Nothing in this plan approval relieves the permittee from its obligations to comply with all applicable Federal, State and Local laws and regulations.

The regulatory or statutory authority for each plan approval condition is set forth in brackets. All terms and conditions in this permit are federally enforceable unless otherwise designated as "State-Only" requirements.

Plan Approval No. 09-0204

Federal Tax Id - Plant Code: 20-8876139-1

Plan Approval Description

A plan approval for the construction and operation of a new biodiesel research and development facility. A chemical process is employed to extract oil from soybeans and process the soybean oil for production as biodiesel. Sources of emissions include soybean preparation, solvent extraction, and biodiesel/glycerin processes.

Owner Information Name: BIOFUEL ADVANCE RESEARCH & DEVELOPMENT (BARD) Mailing Address: KIPC, 1 BEN FAIR LESS DR FAIRLESS HILLS, PA 19030-5001
Plant Information Plant: BARD BIODIESEL/FAIRLESS HILLS Location: 09 Bucks County 09002 Falls Township SIC Code: 2869 Manufacturing - Industrial Organic Chemicals, Nec
Responsible Official Name: SURAJIET KHANNA Title: CHAIRMAN Phone: (215) 825 - 8593
Plan Approval Contact Person Name: SURAJIET J KHANNA Title: CHAIRMAN Phone: (215) 825 - 8593
[SIGNATURE] FRANC1NE B CARLINI, SOUTHEAST REGION AIR PROGRAM MANAGER